EXHIBIT 10.2

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (this "Agreement") is made as of ____________ by and between Spectrum Sciences & Software Holdings Corp. (the "Corporation") and _____________ (the "Optionee").

                                    RECITALS

     A. Optionee is a(n) ____________ of the Corporation. In consideration of Optionee's serving as such, the Corporation's board of directors has agreed to grant stock options to the Optionee to purchase shares of the Corporation's common stock (the "Shares"). The stock options granted herein are not "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE, specifically incorporating these recitals herein, it is agreed as follows:

                                    AGREEMENT

                                    SECTION 1
                                GRANT OF OPTIONS

1.1 NUMBER OF SHARES. Subject to the terms and conditions of this Agreement, the Corporation grants to Optionee, Options to purchase from the Corporation ___________ (_________) shares (the "Option Shares").

1.2 EXERCISE PRICE. Each Option Share is exercisable, upon vesting, at the lesser price of $_____ or the fair market value of the shares at the time of exercise (the "Option Price").

1.3     TERM.

     (a)  The  Expiration  Date  for  all  Options  issued  hereunder  shall  be
          ______________.

     (b) The Corporation and the Optionee agree that the Expiration Date for all Options issued pursuant to any stock option agreement previously executed by the Corporation and the Optionee in connection with the Amended and Restated Number 1 2004 Non-Statutory Stock Option Plan or the 2004 Non-Statutory Stock Option Plan shall be the date that is the three (3) year anniversary of the date of such stock option agreement and that such stock option agreement shall be deemed amended to the extent provided for in this subsection 1.3(b).

1.4 VESTING. The Options granted herein shall vest as follows (i) __________ of the Option Shares granted herein vest immediately, and (ii)
_________  of  the  Option  Shares  granted  herein shall vest on _____________.

1.5 CONDITIONS OF OPTION. The Options may be exercised immediately upon vesting, subject to the terms and conditions as set forth in this Agreement.

                                    SECTION 2
                               EXERCISE OF OPTION

2.1 DATE EXERCISABLE. The Options shall become exercisable by Optionee in accordance with Section 1.4 above.


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2.2     MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK.  The Options
may be exercised by the Optionee, in whole or in part, by giving written notice to the Secretary of the Corporation, setting forth the number of Shares with respect to which Options are being exercised. The purchase price of the Option Shares upon exercise of the Options by the Optionee shall be paid in full in cash, or as otherwise permitted by the Company's stock option plan.

2.3 STOCK CERTIFICATES. Promptly after any exercise in whole or in part of the Options by Optionee, the Corporation shall deliver to Optionee a certificate or certificates for the number of Shares with respect to which the Options were so exercised, registered in Optionee's name.

                                    SECTION 3
                               NONTRANSFERABILITY

3.1     RESTRICTION.  The  Options  are  not  transferable  by  Optionee.

                                    SECTION 4
                   NO RIGHTS AS SHAREHOLDER PRIOR TO EXERCISE

4.1 Optionee shall not be deemed for any purpose to be a shareholder of Corporation with respect to any shares subject to the Options under this Agreement to which the Options shall not have been exercised.

                                    SECTION 5
                                   ADJUSTMENTS

5.1 NO EFFECT ON CHANGES IN CORPORATION'S CAPITAL STRUCTURE. The existence of the Options shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustments, recapitalization, reorganization, or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Option Shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

5.2 ADJUSTMENT TO OPTION SHARES. The Option Shares are subject to adjustment upon recapitalization, reclassification, consolidation, merger, reorganization, stock dividend, reverse or forward stock split and the like. If the Corporation shall be reorganized, consolidated or merged with another corporation, Optionee shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the happening of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the number of Shares covered by the Option.

                                    SECTION 6

                       TERMINATION OF EMPLOYMENT OR DEATH

6.1 The terms and conditions of paragraph 9 of the Company's Amended and Restated Number 2 2004 Non-Statutory Stock Option Plan, adopted on November 15, 2004, is incorporated herein by references, and shall govern the rights and privileges of the Optionee with respect to the issues addressed therein.


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6.2     The parties hereto agree that the terms and conditions of this Section 6 shall amend and replace the terms and conditions of any stock option agreements previously executed by the Corporation and the Optionee pursuant to the Amended and Restated Number 1 2004 Non-Statutory Stock Option Plan or the 2004 Non-Statutory Stock Option Plan to the extent inconsistent herewith.

                                    SECTION 7
                            MISCELLANEOUS PROVISIONS

7.1 DISPUTES. Any dispute or disagreement that may arise under or as a result of this Agreement, or any question as to the interpretation of this Agreement, may be determined by the Corporation's board of directors in its absolute and uncontrolled discretion, and any such determination shall be final, binding, and conclusive on all affected persons.

7.2 NOTICES. Any notice that a party may be required or permitted to give to the other shall be in writing, and may be delivered personally, by overnight courier or by certified or registered mail, postage prepaid, addressed to the parties at their current principal addresses, or such other address as either party, by notice to the other, may designate in writing from time to time.

7.3 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

7.4 TITLES AND CAPTIONS. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

7.5 ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties and supersedes any prior understandings and agreements between them respecting the subject matter of this Agreement.

7.6 AGREEMENT BINDING. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

7.7 PRONOUNS AND PLURALS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

7.8 FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

7.9 PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

7.10 SAVINGS CLAUSE. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

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IN  WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date  first  above  written.

SPECTRUM  SCIENCES  &
  SOFTWARE  HOLDINGS  CORP.

By:
    --------------------------------
     Name:
     Title:

The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement, accepts the Options granted thereunder, and agrees to the terms and conditions thereof.

OPTIONEE


    --------------------------------



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                  SPECTRUM SCIENCES AND SOFTWARE HOLDINGS CORP.

                       NOTICE OF EXERCISE OF STOCK OPTION

The undersigned hereby exercises the Stock Options granted by Spectrum Sciences & Software Holdings Corp. and seeks to purchase ____________________ shares of Common Stock of the Corporation pursuant to said Options. The undersigned understands that this exercise is subject to all the terms and provisions of the Stock Option Agreement dated as of ________________.

(Check  Applicable  Box)

     Enclosed is a check in the sum of US $_____________________ as payment for such shares.


--------------------------------
Signature  of  Optionee

Date:
      --------------------------------


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